-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                FIRST AMENDMENT

                                     TO THE

                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT

                                     AMONG

                            SFX BROADCASTING, INC.,
                                    BORROWER

                          THE SUBSIDIARIES OF BORROWER
                      LISTED ON THE SIGNATURE PAGES HEREOF

                             THE BANK OF NEW YORK,
             AS AGENT FOR THE LENDERS AND INDIVIDUALLY AS A LENDER

                                      AND

                                  THE LENDERS
                      LISTED ON THE SIGNATURE PAGES HEREOF

                          DATED AS OF JANUARY 22, 1997


-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                             FIRST AMENDMENT TO THE
                  SECOND AMENDED AND RESTATED CREDIT AGREEMENT


                  THIS FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AGREEMENT is entered into as of January 22, 1997 among SFX Broadcasting, Inc., a Delaware corporation ("Borrower"), the Subsidiaries of SFX Broadcasting, Inc. listed on the signature pages hereof, the Lenders listed on the signature pages hereof and The Bank of New York, as Agent for the Lenders, and amends the Second Amended and Restated Credit Agreement, dated November 22, 1996, among the Borrower, the Subsidiaries from time to time parties thereto, the Lenders from time to time parties thereto and the Agent (the "Credit Agreement"). Capitalized terms used herein and not otherwise defined have the meaning assigned to them in the Credit Agreement.


                              W I T N E S S E T H

                  WHEREAS, pursuant to the Credit Agreement, the Lenders and the Agent have made certain credit facilities available to Borrower on the terms and subject to the conditions set forth therein; and

                  WHEREAS, Borrower desires to offer and issue $225,000,000 of its 12-5/8% Series E Cumulative Exchangeable Preferred Stock (the "Series E Preferred Stock") substantially on the terms set forth in the Prospectus Supplement (to Prospectus dated December 10, 1996) filed by Borrower with the Securities and Exchange Commission on January 17, 1997 (the "Prospectus Supplement") and to pay dividends on the Series E Preferred Stock in accordance with the terms described in such Prospectus Supplement;

                  WHEREAS, Borrower has requested that the Lenders and the Agent amend the Credit Agreement to (i) permit such offering and issuance of the Series E Preferred Stock substantially on the terms set forth in the Prospectus Supplement, and (ii) to permit payment of dividends on the Series E Preferred Stock on the terms described in the Prospectus Supplement; and

                  WHEREAS, the Lenders and the Agent have agreed to amend the Credit Agreement as so requested.

                  NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  1.       The Credit Agreement is hereby amended by deleting
                           Section 6.12 therein in its entirety and inserting in lieu thereof the following:

                           Section 6.12 Restricted Payments. No Obligor shall make a Restricted Payment, except (i) any Obligor may make a Restricted Payment to Borrower and (ii) so long as no Default or Event of Default would exist before or after giving effect thereto, Restricted Payments shall be permitted with respect to: (i) cash dividends equal to 6% per annum of the liquidation preference for the Series C Preferred Stock in accordance with the terms thereof on the date hereof, (ii) any cash dividends payable on the Borrower's Series D Preferred Stock in accordance with the terms thereof as in effect on the date hereof, (iii) any cash dividends payable on the Borrowers' Series E Preferred Stock in accordance with the terms thereof described in the Prospectus Supplement, (iv) redemptions of the Series C Preferred Stock pursuant to the exercise of the put rights maintained by the holder of such shares in accordance with the terms of the Dallas Acquisition,
                           (v) scheduled redemptions of the Borrower's Series B Preferred Stock in accordance with the terms thereof as in effect on the date hereof, (vi) the redemption of the MMR Warrants in an amount not to exceed $250,000, (vii) any redemption of up to a 4% minority interest held in ABS, (viii) the repurchase of up to $150,000 of MMR stock options held by Bruce Morrow and (ix) up to $25,000,000 in repurchases of the Borrower's stock or warrants, other than any stock specified in clauses (iv) and (v) above provided that the Total Leverage Ratio is less than or equal to 4.5 to 1.0 before and after giving effect thereto.

                  2.       The Credit Agreement is hereby amended by deleting
                           Section 6.13 therein in its entirety and inserting in lieu thereof the following:

                           Section 6.13 Issuance of Securities. No Obligor will, directly or indirectly, issue, sell or otherwise dispose of (a) any of its shares of capital stock or any other investment securities of any class, (b) any securities convertible into or exchangeable for any such shares or (c) any warrants, options, rights to subscribe for or purchase any such shares or other rights with respect to such shares, except that, (i) Borrower may issue from time to time securities to employees, officers, or directors of Borrower, or to consultants providing bona fide services to Borrower or a Subsidiary of Borrower on commercially reasonable terms, in either case pursuant to any stock option, stock bonus or other employee benefit plan approved by the board of directors of Borrower, unless, at the time when such plan is approved, or at the time when rights under any such plan are exercised, in either case on a fully diluted basis, a Default or Event of Default would exist after giving effect thereto and by reason thereof or after giving effect to and by reason of the exercise by such employees, officers or directors of their respective rights thereunder (including, an Event of Default of the nature described in Section 7.11),
                           (ii) Borrower may issue common equity provided no Default or Event of Default would exist after giving effect thereto and by reason thereof (including an Event of Default of the nature described in Section 7.11) and (iii) Borrower may issue its Series E Preferred Stock in accordance with the terms of the Prospectus Supplement provided no Default or Event of Default would exist after giving effect thereto and by reason thereof (including an Event of Default of the nature described in Section 7.11), and thereafter pay dividends thereon in the form of shares of the Series E Preferred Stock in accordance with the terms of the Prospectus Supplement.

                  3. The Credit Agreement is hereby amended by deleting therefrom the definition of "Fixed Charges" in
                           Section 1.1 in its entirety and inserting in lieu thereof the following:

                           "Fixed Charges" means for the most recently completed four fiscal quarters for the Borrower and its subsidiaries on a consolidated basis, the sum of the following paid during such fiscal period: (a) Debt Service, (b) cash income taxes, (c) capital expenditures, (d) all dividends with respect to the Series C Preferred Stock, (e) all dividends with respect to the Series D Preferred Stock and (f) all cash dividends with respect to the Series E Preferred Stock.

                  4. Representations and Warranties. Each Obligor represents and warrants to the Agent and the Lenders that (a) this First Amendment and each other Loan Document executed by it in connection with this First Amendment has been duly authorized, executed and delivered by such Obligor and the Credit Agreement, as amended by this First Amendment, and each such other Loan Document constitutes a legal, valid, and binding obligation of such Obligor, enforceable against such Obligor in accordance with the terms thereof, (b) there exists no Default or Event of Default under the Credit Agreement, (c) the representations and warranties set forth in the Credit Agreement and the other Loan Documents to which it is a party are true and correct as of the date hereof as though made on and as of the date hereof, (d) it has complied with all agreements and conditions to be complied with by it on or before the date hereof under the Credit Agreement and the other Loan Documents to which it is a party, and (e) the Credit Agreement, as amended hereby, the other Loan Documents and the financing statements filed in connection therewith, remain in full force and effect, and subject only to Permitted Liens, are sufficient to grant a first priority security interest, in and on all Collateral described therein, securing payment and performance of the Obligations of Obligors under the Loan Documents, as amended hereby.

                  5. Ratification. The Credit Agreement, as amended by this First Amendment, and the other Loan Documents remain in full force and effect and are hereby ratified and confirmed.

                  6. Counterparts. This First Amendment may be executed in any number of counterparts, all of which taken together constitute one and the same agreement. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

                  7. Governing Law. This First Amendment shall be governed by, and construed in accordance with, the law of the State of New York.

                  8. Entire Agreement; Ratification. The Credit Agreement, as amended by this First Amendment, and the other Loan Documents represent the final agreement between the parties with respect to the subject matter hereof and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreement of the parties. There are no oral agreements or understandings among the parties.

                           EXECUTED as of the day and year first mentioned.

                              SFX BROADCASTING, INC., BORROWER



                              BY: /S/ HOWARD TYTEL
                               --------------------------------
                               NAME: HOWARD TYTEL
                               TITLE: EXECUTIVE VICE PRESIDENT

                              SFX BROADCASTING OF THE SOUTHWEST, INC.

                              SFX BROADCASTING OF TEXAS, INC.

                              SFX BROADCASTING OF TEXAS (KRLD), INC.

                              SFX BROADCASTING OF TEXAS (KRLD) LICENSEE,
                              INC.

                              SFX BROADCASTING OF TEXAS (TSN), INC.

                              SFX BROADCASTING OF TEXAS (TSN) LICENSEE,
                              INC.

                              KODA-FM LICENSEE, INC.

                              KJQY-FM LICENSEE, INC.

                              SFX BROADCASTING OF TEXAS (KTCK), INC.

                              SFX BROADCASTING OF TEXAS (KTCK) LICENSEE,
                              INC.

                              SFX BROADCASTING OF THE SOUTHEAST, INC.

                              SFX BROADCASTING OF CENTRAL NORTH CAROLINA,
                              INC.

                              SFX BROADCASTING OF SOUTH CAROLINA (WMYI),
                              INC.

                              SFX BROADCASTING OF SOUTH CAROLINA (WMYI)
                              LICENSEE, INC.

                              SFX BROADCASTING OF MISSISSIPPI, INC.

                              SFX BROADCASTING OF MISSISSIPPI LICENSEE,
                              INC.

                              SFX BROADCASTING OF SOUTH CAROLINA (WSSL),
                              INC.

                              SFX BROADCASTING OF SOUTH CAROLINA (WSSL)
                              LICENSEE, INC.

                              SFX BROADCASTING OF TENNESSEE, INC.

                              SFX BROADCASTING OF TENNESSEE LICENSEE, INC.

                              SFX BROADCASTING OF JACKSON, INC.

                              SFX BROADCASTING OF JACKSON LICENSEE, INC.

                              SFX BROADCASTING OF NORTH CAROLINA, INC.

                              SFX BROADCASTING OF NORTH CAROLINA LICENSEE,
                              INC.

                              SFX BROADCASTING OF SAN DIEGO, INC.

                              PARKER BROADCASTING COMPANY

                              SFX BROADCASTING OF SAN DIEGO LICENSEE, INC.

                              SFX ACQUISITION CORPORATION.

                              LIBERTY ACQUISITION SUBSIDIARY CORPORATION

                              LIBERTY BROADCASTING, INC.

                              LIBERTY BROADCASTING GROUP INCORPORATED

                              BECK-ROSS COMMUNICATIONS, INC.

                              W.B.L.I., INC.

                              WBLI-FM, INC.

                              WHCN, INC.

                              WHCN-FM, INC.

                              WSNE, INC.

                              WSNE-FM, INC.

                              WPYX, INC.

                              WTRY, INC.

                              WYSR, INC.

                              WPOP, INC.

                              WHJY, INC.

                              WHJJ, INC.

                              LIBERTY BROADCASTING OF NEW YORK INCORPORATED

                              WHFM, INC.

                              WBAB, INC.

                              WGBB, INC.

                              LIBERTY BROADCASTING OF ALBANY INCORPORATED

                              WGNA, INC.

                              WGNA-FM, INC.

                              LIBERTY BROADCASTING OF MARYLAND INCORPORATED

                              WHFS, INC.

                              LIBERTY BROADCASTING OF MARYLAND II
                              INCORPORATED

                              WMXB, INC.

                              WXTR, INC.

                              MUSICAL HEIGHTS, INC.

                              SFX BROADCASTING OF HARTFORD, INC.

                              WQSI, INC.

                              WZYQ, INC.

                              SFX MERGER COMPANY

                              MULTI-MARKET RADIO, INC.

                              SOUTHERN STARR OF MISSISSIPPI, INC.

                              SOUTHERN STARR BROADCASTING GROUP, INC.

                              GENERAL COMMUNICORP, INC.

                              GENERAL BROADCASTING OF CONNECTICUT, INC.

                              SOUTHERN STARR LIMITED PARTNERSHIP

                              MULTI-MARKET RADIO OF AUGUSTA, INC.

                              MULTI-MARKET RADIO OF MYRTLE BEACH, INC.

                              MULTI-MARKET RADIO OF NORTHAMPTON, INC.

                              MULTI-MARKET RADIO OF HARTFORD, INC.

                              SOUTHERN STARR OF ARKANSAS, INC.

                              MULTI-MARKET RADIO OF SPRINGFIELD, INC.

                              SOUTHERN STARR COMMUNICATIONS, INC.

                              SOUTHERN STARR MANAGEMENT, INC.

                              GENERAL BROADCASTING OF FLORIDA, INC.

                              GENERAL BROADCASTING CORP.




                              BY:  /S/ HOWARD TYTEL
                                   ------------------------------
                              NAME:   HOWARD TYTEL
                              TITLE:  EXECUTIVE VICE PRESIDENT





                               THE BANK OF NEW YORK,
                               AS THE AGENT, THE LETTER OF CREDIT
                               ISSUING BANK AND AS A LENDER



                               BY:  /S/ JOSEPH P. MATTEO
                                    ----------------------------
                               NAME:   JOSEPH P. MATTEO
                               TITLE:  VICE PRESIDENT

                                    BANK OF TOKYO - MITSUBISHI TRUST COMPANY



                                    BY:      _____________________________
                                             NAME:
                                             TITLE:



                                    BANKERS TRUST COMPANY



                                    BY:      /S/ GINA S. THOMPSON
                                             _____________________________
                                             NAME:  GINA S. THOMPSON
                                             TITLE:  VICE PRESIDENT



                                BANK OF MONTREAL



                                    BY:      /S/ RENE ENCARNACION
                                             _____________________________
                                             NAME:  RENE ENCARNACION
                                             TITLE:  DIRECTOR



                                    BANQUE NATIONALE DE PARIS



                                    BY:      /S/ MARK WHITSON
                                             _____________________________
                                             NAME:  MARK WHITSON
                                             TITLE:  VICE PRESIDENT


                                    BY:      /S/ PAMELA LUCASH
                                             _____________________________
                                             NAME:  PAMELA LUCASH
                                             TITLE:  ASSISTANT TREASURER


                                   CIBC, INC.



                                    BY:      /S/ MATTHEW B. JONES
                                             ____________________________
                                             NAME:  MATTHEW B. JONES
                                             TITLE:  AUTHORIZED SIGNATORY

                                    CORESTATES BANK N.A.



                                    BY:      /S/ CHRIS KALMBACH
                                             _____________________________
                                             NAME:  CHRIS KALMBACH
                                             TITLE:  VICE PRESIDENT



                                    THE FUJI BANK, LIMITED, NEW YORK BRANCH



                                    BY:      ______________________________
                                             NAME:
                                             TITLE:



                                    LEHMAN COMMERCIAL PAPER INC.



                                    BY:      /S/ DENNIS J. DEE
                                             ______________________________
                                             NAME:  DENNIS J. DEE
                                             TITLE:  AUTHORIZED SIGNATORY



                                    NATIONAL BANK OF CANADA



                                    BY:      /S/ THERESA WHITE
                                             ______________________________
                                             NAME:  THERESA WHITE
                                             TITLE:  VICE PRESIDENT



                                    BY:      /S/ JERRY SALESE
                                             ______________________________
                                             NAME:  JERRY SALESE
                                             TITLE:  VICE PRESIDENT

                                    NATIONAL CITY BANK



                                    BY:      /S/ ANDREW J. WALSHAW
                                             ___________________________
                                             NAME:  ANDREW J. WALSHAW
                                             TITLE:  ACCOUNT OFFICER



                                SOCIETE GENERALE



                                    BY:      /S/ MARK VIGIL
                                             ____________________________
                                             NAME:  MARK VIGIL
                                             TITLE:  VICE PRESIDENT



                                    SOUTHERN PACIFIC THRIFT & LOAN ASSOCIATION



                                    BY:      /S/ CHARLES D. MARTORANO
                                             _____________________________
                                             NAME:  CHARLES D. MARTORANO
                                             TITLE:  SENIOR VICE PRESIDENT



                                    THE SUMITOMO BANK, LIMITED



                                    BY:      /S/ J.H. BROADLEY
                                             _____________________________
                                             NAME:  J.H. BROADLEY
                                             TITLE:  VICE PRESIDENT-NEW YORK
                                                        OFFICE



                                    BY:      /S/ B.W. HENRY
                                             ______________________________
                                             NAME:  B.W. HENRY
                                             TITLE:  VICE PRESIDENT-NEW YORK
                                                        OFFICE

                                    SUNTRUST BANK, CENTRAL FLORIDA, N.A.



                                    BY:      /S/ CHRISTOPHER J. AGUILAR
                                             ____________________________
                                             NAME:  CHRISTOPHER J. AGUILAR
                                             TITLE:  FIRST VICE PRESIDENT